                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) SEPTEMBER 19, 2005

                           STELLAR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  000-33099                            84-1553046
--------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)

           7935 AIRPORT PULLING ROAD, SUITE 201
                        NAPLES, FL                                34109
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

                                 (239) 592-1816
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS
ITEM 8.01         OTHER EVENTS

         The letter attached hereto as Exhibit 99.1 is being distributed to holders of record and certain non-objecting beneficial owners of Stellar Technologies, Inc. on September 19, 2005.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.                 Description of Exhibit
----------                  ----------------------

99.1                        Letter to Stockholders dated September 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Stellar Technologies, Inc.



Date: September 19, 2005                        By:   /s/ Richard A. Schmidt
                                                      --------------------------
                                                      Richard A. Schmidt
                                                      Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                     Description of Exhibit
-----------                     ----------------------

99.1                            Letter to Stockholders dated September 16, 2005.